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                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
             STRATEGIC PARTNERS ANNUITY ONE/STRATEGIC PARTNERS PLUS

                         SUPPLEMENT DATED JUNE 17, 2003
                         TO PROSPECTUS DATED MAY 1, 2003

THIS DISCLOSURE APPLIES TO THE VERSION OF THE CONTRACT SOLD PRIOR TO MARCH 10, 2003.

SECTION 2

WHAT INVESTMENT OPTION CAN I CHOOSE?

FIXED INTEREST RATE OPTIONS

         If you own a Contract With Credit, you may not invest in a fixed interest rate option.

If you own a Contract Without Credit, you may invest in the fixed interest rate options. If you invest in the one-year fixed interest rate option, we will not provide a higher interest rate on each purchase payment allocated to the option for the first year after the payment, as we may for contracts issued on or after March 10, 2003.

SECTION 4

WHAT IS THE DEATH BENEFIT?

GUARANTEED MINIMUM DEATH BENEFIT

         If you selected the guaranteed minimum death benefit, the GMDB protected value will equal the "step-up value." The step-up value equals the highest value of the contract on any contract anniversary date - that is, on each contract anniversary, the new step-up value becomes the higher of the previous step-up value and the current contract value. Between anniversary dates, the step-up value is only increased by additional invested purchase payments and reduced proportionally by withdrawals.

If you have chosen the guaranteed minimum death benefit option and death occurs on or after age 80, the beneficiary will received the greater of: 1) the current contract value as of the date that due proof of death is received, and 2) the protected value of that death benefit as of age 80, reduced proportionally by any withdrawals. For this purpose, an owner is deemed to reach age 80 on the contract anniversary on or following the owner's actual 80th birthday.

Special rules apply if the beneficiary is the spouse of the owner. In that case, upon the death of the owner, the spouse will have the choice of the following:
1) The contract can continue, and the spouse will become the new owner of the contract; or 2) The spouse can receive the death benefit. If the spouse does wish to receive the death benefit, he or
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she must make that choice within the first 60 days following our receipt of due proof of death. Otherwise, the contract will continue with the spouse as owner.

If the ownership of the contract changes as a result of the owner assigning it to someone else, we will reset the value of the death benefit to equal the contract value on the date the change of ownership occurs, and for purposes of computing the future death benefit, we will treat that contract value as a purchase payment occurring on that date.

SPOUSAL CONTINUANCE BENEFIT

         This enhanced spousal continuance benefit option is only available for contracts sold on or after March 10, 2003.

SECTION 5

HOW CAN I PURCHASE A STRATEGIC PARTNERS ANNUITY ONE CONTRACT?

PURCHASE PAYMENTS

         With some restrictions, you can make additional purchase payments of $1,000 or more at any time during the accumulation phase. However, no purchase payments may be made on or after the earliest of the 80th birthday of (i) the owner or (ii) the annuitant.

CREDITS

If you purchased a Contract With Credit the credit percentage is currently equal to 4% of each purchase payment. With the approval of the Securities and Exchange Commission, we can change that credit percentage, but we guarantee it will never be less than 3%.

Each credit is subject to its own vesting schedule, which is shown below. If you make a withdrawal of all or part of a purchase payment, we will take back the non-vested portion of the credit attributable to that purchase payment. Withdrawals of purchase payments occur on a first-in first-out basis. This credit that we take back is in addition to any withdrawal charges that may apply.

         NUMBER OF CONTRACT ANNIVERSARIES
         SINCE DATE OF EACH PURCHASE PAYMENT           VESTING PERCENTAGE
         -----------------------------------           ------------------
                    0                                          0%
                    1                                         10%
                    2                                         20%
                    3                                         30%
                    4                                         40%
                    5                                         50%
                    6                                         60%
                    7                                        100%
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SECTION 6

WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE
CONTRACT?

INSURANCE AND ADMINISTRATIVE CHARGE

         If you purchased a contract with the guaranteed minimum death benefit option, your insurance and administrative charge is 1.60% on an annual basis. While we assess an additional asset-based charge of 0.10% annually of Contracts With Credit sold on or after March 10, 2003, we do not assess this charge for Contracts With Credit sold prior to that date.

MINIMUM DISTRIBUTION REQUIREMENTS

         If a withdrawal is taken from a tax qualified contract in order to satisfy an IRS mandatory distribution requirement, we will not waive withdrawal charges.

CONTRACT MAINTENANCE CHARGE

         If your contract value is $50,000 or more, we do not deduct a contract maintenance charge. If your contract value is less than $50,000, we deduct a charge equal to the lesser of $30 or 2% of contract value.

WITHDRAWAL CHARGE

         If you purchased a Contract With Credit, the withdrawal charge is the percentage shown below:

         NUMBER OF CONTRACT ANNIVERSARIES SINCE     CONTRACT WITH CREDIT
         THE DATE OF EACH PURCHASE PAYMENT            WITHDRAWAL CHARGE
         ---------------------------------            -----------------

                           0                                 7%
                           1                                 7%
                           2                                 7%
                           3                                 6%
                           4                                 5%
                           5                                 4%
                           6                                 3%
                           7                                 2%
                           8                                 1%
                           9                                 0%